Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)



                           Banc One Auto Trust 1996-B



               Interest Period June 15, 1997 through July 14, 1997

              Collection Period June 1, 1997 through June 30, 1997




The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:  /s/ Tom Lewis             ....Attested:  /s/Cecilia Snyder
            -----------------------                  -------------------------
            Tom Lewis                                Cecilia Snyder
            Vice President                           Asstistant Vice President
            Bank One, Arizona, N.A.                  Bank One, Arizona,  N.A.

                              BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                         DISTRIBUTION DATE JULY 15, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------

(A) Total Receivable Balance                            $305,686,731.00
(B) Total Certificate Balance                           $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                      96.00%
    (ii)  Original Class A Principal Balance            $293,459,000.00
    (iii) Class A Pass-Through Rate                                6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                       4.00%
    (ii)  Original Class B Principal Balance             $12,227,731.00
    (iii) Class B Pass-Through Rate                                6.70%
(E) Servicing Fee Rate (per annum)                                 1.00%
(F) Weighted Average Coupon (WAC)                                 12.15%
(G) Weighted Average Original Maturity (WAOM)                     60.12   months
(H) Weighted Average Remaining Maturity (WAM)                     45.97   months
(I) Number of Receivables                                        31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit
          Percentage (of initial Certificate Balance)              1.50%
    (ii)  Reserve Fund Initial Deposit                    $4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater
              of J(iii)(b or c) if 1.75% charge-off
              and delinquency triggers not hit -
              otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance               1.00%
          (c) Percent of Remaining Certificate Balance             3.25%
          (d) Trigger Percent of Remaining Certificate
              Balance                                              8.00%

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                         DISTRIBUTION DATE JULY 15, 1997


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------

(A) Total Receivable Balance                            $166,568,913.44
(B) Total Certificate Balance                           $166,568,913.44
(C) Total Certificate Pool Factor                             0.5449007
(D) Class A Certificates
    (i)  Class A Certificate Balance                    $159,906,014.33
    (ii) Class A Certificate Pool Factor                      0.5449007
(E) Class B Certificates
    (i)  Class B Certificate Balance                      $6,662,899.11
    (ii) Class B Certificate Pool Factor                      0.5449007
(F) Reserve Fund Balance                                   5,413,489.69
(G) Cumulative Net Losses for All Prior Periods            3,945,021.27
(H) Charge-off Rate for Second Preceding Period                    0.37%
(I) Charge-off Rate for Preceding Period                           0.30%
(J) Delinquency Percentage for Second Preceding
    Period                                                         0.48%
(K) Delinquency Percentage for Preceding Period                    0.45%
(L) Weighted Average Coupon (WAC)                                11.490%
(M) Weighted Average Remaining Maturity (WAM)                     35.80   months
(N) Number of Receivables                                        21,850

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                            9,161,318.36
    (ii)  Prepayments in Full                                      0.00
    (iii) Repurchased Loan Proceeds Related to Principal           0.00
    (iv)  Other Refunds Related to Principal                       0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                             1,637,552.01
    (ii)  Repurchased Loan Proceeds Related to Interest            0.00
(C) Weighted Average Coupon (WAC)                                 12.12%
(D) Weighted Average Remaining Maturity (WAM)                     37.14   months
(E) Remaining Number of Receivables                              20,780

                                      Dollar Amount            #  Units
(F) Delinquent Receivables            -------------            --------
    (i)   30-59 Days Delinquent           3,351,569    2.16%        424
    (ii)  60-89 Days Delinquent             821,119    0.53%         96
    (iii) 90 Days or More Delinquent        193,749    0.13%         27



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                            23,385.15
(B) Collection Account Investment Income                           0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection
          Period - Principal                                 518,818.05
     (ii) Realized Losses for Collection Period
          (B)(i)-(C)(i)                                      496,309.77
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal           22,508.28
    (ii)  Liquidation Proceeds Related to Interest                 0.00
    (iii) Recoveries from Prior Month Charge Offs            169,276.99

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                         DISTRIBUTION DATE JULY 15, 1997


E. COLLECTIONS
--------------

Interest Collections:
(A) Interest Payments Received                                   1,637,552.01
(B) Liquidation Proceeds Related to Interest                             0.00
(C) Repurchased Loan Proceeds                                            0.00
(D) Recoveries from Prior Month Charge Offs                        169,276.99
                                                                -------------
(E) Interest Collections                                         1,806,829.00

Principal Collections:
(F) Principal Payments Received                                 $9,161,318.36
(G) Liquidation Proceeds Related to Principal                       22,508.28
(H) Repurchased Loan Proceeds                                            0.00
                                                                -------------
(I) Principal Collections                                        9,183,826.64

(J) Total Collections                                          $10,990,655.64


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee:
    (i)   Servicing Fee                                           $138,807.43
    (ii)  Prior Collection Period unpaid Servicing Fees                  0.00
                                                               --------------
    (iii) Total Servicing Fee                                     $138,807.43

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                $872,820.33
    (ii)  Class A prior period Interest Carryover Shortfall              0.00
                                                               --------------
    (iii) Class A Interest Distribution                           $872,820.33
(C) Class B Certificates
    (i)   Class B Monthly Interest                                 $37,201.19
    (ii)  Class B prior period Interest Carryover Shortfall              0.00
                                                               --------------
    (iii) Class B Interest Distribution                            $37,201.19

(D) Total Certificate Interest Distribution                       $910,021.51
(E) Total Certificate Interest Distribution plus Total
    Servicing Fee                                               $1,048,828.94

F. DISTRIBUTABLE AMOUNTS (CONTINUED)
------------------------------------
Principal:
(F) Principal Collections                                        $9,183,826.64
(G) Realized Losses                                                 496,309.77
                                                                --------------
(H) Total Monthly Principal                                      $9,680,136.41

(I) Class A Certificates
    (i)   Class A Monthly Principal                               9,292,922.66
    (ii)  Class A prior period Principal Carryover Shortfall              0.00
                                                                --------------
    (iii) Class A Principal Distribution                          9,292,922.66
(J) Class B Certificates
    (i)   Class B Monthly Principal                                 387,213.75
    (ii)  Class B prior period Principal Carryover Shortfall              0.00
                                                                --------------
    (iii) Class B Principal Distribution                            387,213.75

(K) Total Principal Distribution                                  9,680,136.41

(L) Total Interest and Principal Distribution Amounts            10,728,965.35
    plus Servicing Fee

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                         DISTRIBUTION DATE JULY 15, 1997


G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed        1,806,829.00
(B) Class B Percentage of Principal Collections                     367,360.93
(C) Servicing Fee:
    (i)   Total Servicing Fee                                       138,807.43
    (ii)  Servicing Fee paid                                        138,807.43
                                                                 -------------
    (iii) Unpaid Servicing Fee                                            0.00
(D) Total Interest Collections available to be distributed
    after Servicing Fee paid Interest:                            1,668,021.57
(E) Class A Certificates
    (i)    Class A Interest Distribution                            872,820.33
    (ii)   Class A Interest Distribution paid from Interest
           Collections after Servicing Fee                          872,820.33
    (iii)  Total Interest Collections available after Class A
           Interest Distribution paid                               795,201.24
    (iv)   Class A Interest Distribution remaining to be paid             0.00
    (v)    Class A Interest Distribution paid from Class B
           Percentage of Principal Collections                            0.00
    (vi)   Class A Interest Distribution remaining to be paid             0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund           0.00
    (viii) Class A Interest Carryover Shortfall                           0.00
    (ix)   Class A Interest Distribution paid                       872,820.33

(F) Class B Certificates
    (i)   Class B Interest Distribution                              37,201.19
    (ii)  Class B Interest Distribution paid from Interest
          Collections after Class A Interest Distribution            37,201.19
    (iii) Total Interest Collections available after Class B
          Interest Distribution paid                                758,000.06
    (iv)  Class B Interest Distribution remaining to be paid              0.00
    (v)   Class B Interest Distribution paid from Reserve Fund            0.00
    (vi)  Class B Interest Carryover Shortfall                            0.00
    (vii) Class B Interest Distribution paid                         37,201.19

(G) Total Interest Paid                                             910,021.51
(H) Total Interest and Servicing Fee Paid                         1,048,828.94
(I) Total Interest Collections available after Servicing Fee
    and Class A and Class B Interest Distribution paid              758,000.06

Total Collections available to be distributed:
(J) Total Principal Collections                                   9,183,826.64
(K) Excess Interest                                                 758,000.06
(L) Less: Class B Percentage of Principal Collections used
    to pay Class A Interest Distribution                                  0.00
(M) Total Collections available to be distributed as principal    9,941,826.70

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                          9,292,922.66
    (ii)  Class A Principal Distribution paid from total
          Collections available to be distributed                 9,292,922.66
    (iii) Total Collections available after Class A
          Principal Distribution paid                               648,904.03
    (iv)  Class A Principal Distribution remaining to be paid             0.00
    (v)   Class A Principal Distribution paid from Reserve Fund           0.00
    (vi)  Class A Principal Carryover Shortfall                           0.00
    (vii) Total Class A Principal Distribution paid               9,292,922.66

(O) Class B Certificates
    (i)   Class B Principal Distribution                            387,213.75
    (ii)  Class B Principal Distribution paid from total
          Collections available to be distributed                   387,213.75
    (iii) Total Collections available after Class B Principal
          Distribution paid                                         261,690.29
    (iv)  Class B Principal Distribution remaining to be paid             0.00
    (v)   Class B Principal Distribution paid from Reserve Fund           0.00
    (vi)  Class B Principal Carryover Shortfall                           0.00
    (vii) Total Class B Principal Distribution paid                 387,213.75

(P)  Total Excess Cash to the Reserve Fund                          261,690.29

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                         DISTRIBUTION DATE JULY 15, 1997


                                                            Beginning                 End
                                                            of Period             of Period
                                                          -------------         -------------
H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates            $166,568,913.44        $156,888,777.03
    (ii)   Aggregate Certificate Pool Factor                  0.5449007              0.5132338
    (iii)  Class A Principal Balance                     159,906,014.33         150,613,091.67
    (iv)   Class A Pool Factor                                0.5449007              0.5132338
    (v)    Class B Principal Balance                       6,662,899.11           6,275,685.36
    (vi)   Class B Pool Factor                                0.5449007              0.5132338

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                           11.49%                 12.12%
    (ii)  Weighted Average Remaining Maturity (WAM)               35.80  months          37.14  months
    (iii) Remaining Number of Receivables                        21,850                 20,780
    (iv)  Pool Balance                                  $166,568,913.44        $156,888,777.03



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                             5,413,489.69
(B) Less: Draw to pay Class A Interest Distribution                                       0.00
(C) Reserve Account Balance after draw                                            5,413,489.69
(D) Less: Draw to pay Class B Interest Distribution                                       0.00
(E) Reserve Account Balance after draw                                            5,413,489.69
(F) Less: Draw to pay Class A Principal Distribution                                      0.00
(G) Reserve Account Balance after draw                                            5,413,489.69
(H) Less: Draw to pay Class B Principal Distribution                                      0.00
(I) Reserve Account Balance after draw                                            5,413,489.69
(J) Total excess Collections deposited in the Reserve Fund                          261,690.29
                                                                                --------------
(K) Reserve Fund Balance                                                          5,675,179.98
(L) Specified Reserve Account Balance                                             5,098,885.25
(M) Reserve Account Release to Seller                                               576,294.72
                                                                                --------------
(N) Ending Reserve Account Balance                                                5,098,885.25
                                                                                ==============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                               $22,508.28
    (ii)  Liquidation Proceeds Related to Interest                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts                                           169,276.99
(B) Realized Net Losses for Collection Period                                                     496,309.77
(C) Charge-off Rate for Collection Period (annualized)                                                  2.43%
(D) Cumulative Aggregate Net Losses for all Periods                                             4,441,331.04

(E) Delinquent Receivables
                                                Dollar Amount                         #  Units
                                                -------------                         --------
    (i)   30-59 Days Delinquent                      3,351,569           2.16%             424
    (ii)  60-89 Days Delinquent                        821,119           0.53%              96
    (iii) 90 Days or More Delinquent                   193,749           0.13%              27



                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                         DISTRIBUTION DATE JULY 15, 1997



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i)   Second Preceding Collection Period                            0.37%
    (ii)  Preceding Collection Period                                   0.30%
    (iii) Current Collection Period                                     2.43%
    (iv)  Three Month Average (Avg(i,ii,iii))                           1.03%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                            0.48%
    (ii)  Preceding Collection Period                                   0.45%
    (iii) Current Collection Period                                     0.66%
    (iv)  Three Month Average (Avg(i,ii,iii))                           0.53%

(C) Loss and Delinquency Trigger Indicator               Trigger was not hit

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                         DISTRIBUTION DATE JULY 15, 1997


                                                                                                              Per $1,000 of
                                                                                                              Original Principal
                                                                                       Dollars ($)                 Balance
                                                                                   --------------------     --------------------
L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
(A)  Amount of distribution allocable to principal:
    (i)    Class A Certificates                                                      9,292,922.66                31.6668518
    (ii)   Class B Certificates                                                        387,213.75                31.6668518

                                                                                                                Per $1,000 of
                                                                                                              Original Principal
(B)  Amount of distribution allocable to interest:                                     Dollars ($)                  Balance
                                                                                   --------------------     ---------------------
    (i)    Class A Certificates                                                        872,820.33                 2.9742497
    (ii)   Class B Certificates                                                         37,201.19                 3.0423622

(C)  Pool Balance as of the close of business on the last day of the
     Collection Period                                                            $156,888,777.03
                                                                                  --------------------

                                                                                                                 Per $1,000 of
                                                                                                              Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the              Dollars ($)                  Balance
     related Collection Period                                                    --------------------       ---------------------

    (i)  Total Servicing Fee                                                           138,807.43
    (ii)    Class A Percentage of the Servicing Fee                                    133,255.01                 0.4540839
    (ii)    Class B Percentage of the Servicing Fee                                      5,552.42                 0.4540839

                                                                                                                Per $1,000 of
                                                                                                              Original Principal
                                                                                       Dollars ($)                  Balance
                                                                                  --------------------       ---------------------
(E)  (i)    Class A Interest Carryover Shortfall                                             0.00                 0.0000000
     (ii)   Class A Principal Carryover Shortfall                                            0.00                 0.0000000
     (iii)  Class B Interest Carryover Shortfall                                             0.00                 0.0000000
     (iv)   Class B Principal Carryover Shortfall                                            0.00                 0.0000000

     Change with respect to immediately preceding Distribution Date:
     (v)    Class A Interest Carryover Shortfall                                             0.00                 0.0000000
     (vi)   Class A Principal Carryover Shortfall                                            0.00                 0.0000000
     (vii)  Class B Interest Carryover Shortfall                                             0.00                 0.0000000
     (viii) Class B Principal Carryover Shortfall                                            0.00                 0.0000000

(F)  Pool factors for each class of certificates, after giving effect to
     all payments allocated to principal                                                                         Pool Factor
                                                                                                             ---------------------
    (i)    Class A Pool Factor                                                                                    0.5132338
    (ii)   Class B Pool Factor                                                                                    0.5132338

(G)  Amount of the aggregate Realized Losses, if any, for such Collection
     Period ($)                                                                       $496,309.77
                                                                                  -------------------

(H)  Aggregate principal balance of all Receivables which were more than
     60 days delinquent as of the close of business on the last day of the
     preceding Collection Period                                                    $1,014,867.45

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after
     giving effect to distributions made on such Distribution Date                  $5,098,885.25
                                                                                  -------------------

(J)  Aggregate outstanding principal balances for each class of
     certificates, after giving effect to all payments allocated to principal                                Principal Balance
                                                                                                           ---------------------
    (i)    Class A Principal Balance                                                                         150,613,091.67
    (ii)   Class B Principal Balance                                                                           6,275,685.36

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such
     Distribution Date                                                                      $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)            $0.00
                                                                                  -------------------

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1997 THROUGH JUNE 30, 1997
                         DISTRIBUTION DATE JULY 15, 1997


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                          $138,807.43
     (ii)  Servicing Fees retained by the Seller                                   138,807.43
                                                                                ----------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                    $0.00
                                                                                                  -------------

(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
      (i)   for the Class A Interest Distribution                                 $872,820.33
      (ii)  for the Class A Principal Distribution                               9,292,922.66
                                                                                ----------------
      (iii) Total (i+ii)                                                                          $10,165,742.99
                                                                                                  --------------

(C)  Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
      (i)   for the Class B Interest Distribution                                  $37,201.19
      (ii)  for the Class B Principal Distribution                                 387,213.75
                                                                                ----------------
      (iii) Total (i+ii)                                                                             $424,414.93
                                                                                                  --------------

(D)  Withdraw excess Collections from the Collection Account and deposit in
     the Reserve Fund                                                                                $261,690.29
                                                                                                  --------------

(E)  Withdraw from the Reserve Fund and deposit in the Class A Distribution
     Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
           Principal Collections                                                                           $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                            0.00
                                                                                                  --------------
     (iii) Total                                                                                                            $0.00
                                                                                                                   --------------

(F)  Withdraw from the Reserve Fund and deposit in the Class B Distribution
     Account:
     (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
           of the Class A Interest Distribution                                                            $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution
                                                                       0.00
     (iii) Total                                                                                  --------------
                                                                                                                            $0.00
                                                                                                                   --------------